UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2008

ARTIFICIAL LIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-25075	04-3253298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26/F., 88 Hing Fat Street

Causeway Bay

Hong Kong

(Address of principal executive offices)

(+852) 3102-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01      Entry into a Material Definitive Agreement.

On June 1, 2008, Artificial Life, Inc. (the “Company”) amended Eberhard Schoneburg’s employment contract (“Amendment”). The Amendment becomes effective on June 1, 2008 and will extend the current employment agreement through December 31, 2011. In accordance with the terms of the Amendment, Mr. Schoneburg will continue to serve as the current and acting Chairman, CEO, President and Principle Financial Officer of the Company. In addition, Mr. Schoneburg will continue to receive the benefits under the current employment agreement and receive a base salary of US$30,000 per month.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTIFICIAL LIFE, INC.

June 1, 2008

By: /s/ Eberhard Schoneburg

Eberhard Schoneburg,

Chief Executive Officer